                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           MEDICAL RESOURCES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________
     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

     ___________________________________________________________________________
     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________
     5) Total fee paid:

     ___________________________________________________________________________
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     _____________________________
     2) Form, Schedule or Registration Statement No.:

     _____________________________
     3) Filing Party:

     _____________________________
     4) Date Filed:

     _____________________________

                            MEDICAL RESOURCES, INC.
                               155 STATE STREET
                         HACKENSACK, NEW JERSEY 07601

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 19, 1997

  The Board of Directors of Medical Resources, Inc., a Delaware corporation (the "Company"), hereby gives notice that the 1997 Annual Meeting of Stockholders of the Company will be held on Monday, May 19, 1997, at 10:00 a.m., Eastern Daylight Time, at the Sheraton New York Hotel and Towers, 811 7th Avenue, New York, New York, for the following purposes:

  1. To elect six persons to serve on the Company's Board of Directors.

  2. To consider and vote upon a proposal to approve the Company's 1996 Stock Option Plan B.

  3. To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P., as the Company's independent public accountants for the fiscal year ending December 31, 1997.

  4. To transact such other and further business as may properly come before the meeting or any adjournment(s) thereof.

  Stockholders of record at the close of business on April 7, 1997 are entitled to notice of and to vote at the meeting. If you attend the meeting you may vote in person if you wish, even though you have previously returned your proxy. A copy of the Company's Proxy Statement and its Annual Report for the year ended December 31, 1996 are enclosed herewith.

                                          By Order of The Board of Directors


                                          /s/ Stephen M. Davis

                                          Stephen M. Davis, Secretary

April 21, 1997

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE WHICH HAS BEEN PROVIDED. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                            MEDICAL RESOURCES, INC.
                               155 STATE STREET
                         HACKENSACK, NEW JERSEY 07601

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                ON MAY 19, 1997

  This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Annual Report for the Year Ended December 31, 1996 are being furnished in connection with the solicitation by the Board of Directors of Medical Resources, Inc., a Delaware corporation (the "Company"), of proxies for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Monday, May 19, 1997, at 10:00 a.m., Eastern Daylight Time, at the Sheraton New York Hotel and Towers, 811 7th Avenue, New York, New York, and at any adjournments thereof. This Proxy Statement and the enclosed proxy are first being sent to stockholders on or about April 21, 1997.

  The close of business on April 7, 1997 has been selected as the record date (the "Record Date") for determining the holders of outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), entitled to receive notice of and vote at the Annual Meeting. On the Record Date, there were 20,197,541 shares of Common Stock outstanding and approximately 697 holders of record. Holders of Common Stock are entitled to one vote per share.

  The presence in person or by properly executed proxy of the record holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Elections of directors will be determined by a plurality vote of all shares present in person or by properly executed proxy and voting at the Annual Meeting. The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to approve the 1996 Stock Option Plan B (the "Option Plan") described herein and to ratify the selection of the independent public accountants. Abstentions will have the same effect as a withheld vote with respect to the election of directors and a vote against the approval of the Option Plan and will have no effect on the ratification of the selection of the independent public accountants. Broker non-votes will have no effect on the votes with respect to the election of directors, the approval of the Option Plan or the ratification of the selection of the independent public accountants.

  Unless proxies have been previously revoked, all shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions given on such proxies. Any person giving a proxy has the power to revoke it, in writing delivered to the Secretary of the Company at the address given above, at any time prior to its exercise. If no direction is given, a properly executed proxy will be voted FOR the election of the six persons named under "Election of Directors", FOR the approval of the Option Plan and FOR the ratification of the selection of Coopers & Lybrand L.L.P., as the Company's independent public accountants. The Board of Directors does not anticipate that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will have discretion, to the extent allowed by Delaware law, to vote in accordance with their own judgement on such matters.

                             ELECTION OF DIRECTORS

ITEM 1--ELECTION OF DIRECTORS

  Pursuant to the Company's Bylaws, the Company's Board of Directors consists of six members, each to hold office until the next annual meeting or until his respective successor is elected and qualified. If any nominee listed below should become unavailable for any reason, the proxy will be voted for any substitute nominee or nominees who may be selected by management prior to or at the Annual Meeting, or, if no substitute is selected prior to or at the Annual Meeting, for a motion to reduce the membership of the Board to the number of nominees available. Each nominee is currently a Director of the Company.

  NOMINEES FOR DIRECTOR:

    Gary N. Siegler
    Gary L. Fuhrman
    John H. Josephson
    Stephen M. Davis
    William D. Farrell
    Neil H. Koffler

  Certain information regarding these nominees is set forth below in the section entitled "Management of the Company--Directors, Executive Officers and Certain Key Employees".

VOTE REQUIRED

  The affirmative vote of the record holders of a plurality of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to elect Directors. The enclosed proxy provides a means for stockholders to vote for the election of all of the nominees, to withhold authority to vote for one or more such nominees, or to withhold authority to vote for all of such nominees. Abstentions with respect to the election of a nominee for Director will have the same effect as a withheld vote and broker non-votes will have no effect on the election of Directors.

  It is the intention of the persons in the enclosed proxy to vote FOR the election of the above-named nominees to serve as Directors of the Company. The nominees, each of whom currently serves as a Director, have consented to be named in this Proxy Statement and to continue to serve if elected. Management does not contemplate or foresee that any of the nominees will be unable or unwilling to serve or be otherwise unavailable for election.

BOARD RECOMMENDATION

  The Board of Directors recommends that stockholders vote FOR the election of the nominees for Director set forth above.

              APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN B

ITEM 2--PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1996 STOCK OPTION
       PLAN B

GENERAL

  On May 20, 1996, the Company's Board of Directors adopted the Company's 1996 Stock Option Plan B (the "Option Plan"). The following summary of the provisions of the Option Plan is qualified in its entirety by express reference to the text of the Option Plan attached as Exhibit I hereto. Terms not otherwise defined in this summary shall have the meaning given to them in the text of the Option Plan.

SHARES GRANTED AND RESERVED

  Under the Option Plan, a total of 1,000,000 shares of Common Stock are reserved to be issued upon exercise of options granted under the plan, subject to adjustment in the event of, among other things, an increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. As of April 7, 1997, options for the purchase of a total of 801,166 shares had been granted and were outstanding under the Option Plan, 501,666 of which at an exercise price of $8.50 per share, 167,000 of which at an exercise price of $10.38 per share, 82,500 of which at an exercise price of $9.00 per share, 25,000 of which at an exercise price of $11.625 per share, 15,000 of which at an exercise price of $11.125 per share and 10,000 of which at an exercise price of $7.88 per share. Such exercise prices equaled or exceeded the fair market value of the Common Stock on the dates of grant. A total of 198,834 shares were available for issuance under the Option Plan. Included within such total are options granted to the Company's President, Mr. Farrell, to purchase 115,000 shares; to the Company's Executive Vice-President--Finance, Mr. O'Malley, to purchase 40,000 shares; to non-employee directors Messrs. Siegler, Koffler and Josephson, to purchase 336,666, 45,000 and 25,000 shares, respectively; and to 26 other employees as a group, to purchase 239,500 shares. The options granted to Mr. Farrell and Mr. O'Malley vest in three equal annual installments and expire five years from the date of grant. The options granted to the non-employee directors vested immediately upon grant and expire ten years from the date of grant. Options granted to employees vest in three equal annual installments and expire five years from the date of grant. On April 7, 1997 the closing sales price of one share of Common Stock on The Nasdaq Stock Market's National Market (the "Nasdaq Market") was $11.38.

PLAN DESCRIPTION

  Purpose. The Purpose of the Option Plan is to strengthen the Company by providing an incentive to its employees, consultants and directors and encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees, consultants and directors of the Company or any subsidiary an added long-term incentive for high levels of performance and exceptional efforts through the grant of options to purchase shares of the Common Stock of the Company.

  Administration. The Option Plan provides that it shall be administered by a disinterested committee consisting of at least two persons chosen by the Board of Directors (the "Committee"). The Committee must consist of at least two directors who are "disinterested" persons as defined in Rule 16b-3 as in effect on May 20, 1996 ("Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act"). Presently, Messrs. Fuhrman and Davis constitute the Committee administering the Option Plan. Subject to the terms of the Option Plan, the Committee has full power to select, from among the employees and directors eligible for option grants, the individual to whom options will be granted, and to determine the specific terms and conditions of each option grant in a manner consistent with the Option Plan; to waive compliance by participants with terms and conditions of option grants; to modify or amend option grants in a manner consistent with the Option Plan; to interpret the Option Plan and decide any questions and settle all controversies and disputes that may arise in connection therewith; and to adopt, amend, and rescind rules and regulations for the administration of the Option Plan. Determinations of the Committee on all matters relating to the Option Plan are conclusive.

  Eligibility. Options may be granted to any employee, consultant or director of the Company, provided that incentive stock options (as defined below) may only be granted to employees and to directors who are also employees. Under Rule 16b-3, a member of the Committee may not participate in the Option Plan.

  Options: Grants and Exercise. The Option Plan permits the granting of non-transferable stock options that qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and non-transferable stock options that do not so qualify ("non-statutory options"). The option exercise price of each option is to be determined by the Committee, but it may not be less than 100% of the fair market value of the shares on the date of grant (110% in the case of a person who owns stock possessing more than 10% of the voting power of the Company (a "10% stockholder")). For purposes of the Option Plan,

"fair market value" on any given date means the average of the high and low sales price at which Common Stock is traded on such date as reflected on the Nasdaq Market.

  The term of each option shall be determined by the Committee; provided, however, in the case of an ISO, the term may not exceed ten years from the date of grant (five years, in the case of a 10% stockholder); non-statutory options have a term limited to ten years (five years, in the case of a 10% stockholder) from the date of grant.

  The Committee determines at what time or times and under what conditions (including performance criteria) each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The Committee also determines, at the time of grant of each option, the terms and conditions under which the options granted to a participant may be exercised in the event of such participant's termination of service as an employee or director as a result of death, disability or termination of employment.

  To the extent not otherwise provided by the Committee, options granted to employees become exercisable in three installments, each equal to one-third of the entire option granted and exercisable on the first, second and third anniversaries of the grant date, respectively. In the event of termination of a participant's service to the Company, vested options may be exercised within six months following the date of death or following a determination of disability and within three months following termination for any other reason; except that, if such termination is for cause, the options will not be exercisable following such termination. In no event may an option be exercised later than the date of expiration of the term of the option as set forth in the agreement evidencing such option.

  In order to exercise an option, the participant must provide written notice and full payment to the Secretary of the Company. The option exercise price of options granted under the Option Plan must be paid for in cash or other shares of Common Stock upon such terms and conditions as determined by the Committee. The Committee may require that upon exercise of an option, certificates representing shares thereby acquired bear an appropriate restrictive legend if the sale of the shares has not been registered under the Securities Act of 1933, as amended.

  No option may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an option may only be exercised by him or her.

  Mergers and Consolidations. In the event of a dissolution or liquidation or merger or consolidation of the Company, the options shall continue in effect in accordance with their respective terms, and each participant shall be entitled to receive the same number and kind of stock, securities, cash, property or other consideration that each holder of Common Stock was entitled to receive in the transaction in respect of the Common Stock.

  Amendment. The Board may amend the Option Plan or any outstanding option for any purpose which may at the time be permitted by law, except that no amendment or termination of the Option Plan may adversely affect the rights of any participant (without his or her consent) under an option previously granted. Insofar as Rule 16b-3 has been amended, in order to streamline administration of the Plan, the Board may amend the Option Plan to eliminate provisions of the Option Plan no longer mandated by Rule 16b-3.

  Term of Plan. Unless sooner terminated by the Board, the Option Plan will terminate at the tenth anniversary of the date of adoption by the Board.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to Option Plan participants or to the Company. The provisions of the Code and the Treasury regulations (the "Regulations") thereunder relating to these matters are complex, and their impact in any one case may depend upon the particular circumstances. Each holder of an option under the Option Plan should consult the holder's own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Option Plan. This discussion is based on the Code and Regulations as currently in effect.

  If an option (whether an ISO or non-statutory option) is granted to a participant in accordance with the terms of the Option Plan, no income will be recognized by such participant at the time the option is granted, except in the case of a non-statutory option with a readily ascertainable fair market value.

  Generally, on exercise of a non-statutory option, a participant in the Option Plan will be subject to tax on ordinary income on the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares. In the case of any employee, the Company will be required to withhold tax on the amount of income recognized by the employee upon exercise of a non-statutory option. Such amount of employee compensation will be deductible for tax purposes by the Company as compensation expense in the year in which the participant recognizes the ordinary income. The disposition of shares acquired upon exercise of a non-statutory option will result in capital gain or loss (long-term or short-term depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the non-statutory option.

  Generally, on exercise of an ISO, an employee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of Common Stock received ("ISO shares") on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income for individual tax purposes of the employee, which may subject the employee to the alternative minimum tax ("AMT"). Upon the disposition of the ISO shares, the employee will recognize long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the purchase price of such shares. Generally, however, if the employee disposes of the ISO shares within two years after the date of option grant or within one year after the date of option exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes for the taxable year in which the disqualifying disposition occurs, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, if less, the amount of the gain on sale).

  If an option is exercised through the use of Common Stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, proposed Treasury Regulations would provide that, if the previously owned shares are ISO shares and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disqualifying disposition of such previously owned ISO shares, resulting in the recognition of ordinary income (but not any additional capital gain) in the amount described above. If an otherwise qualifying ISO first becomes exercisable in any one year for shares having a fair market value, determined as of the date of the grant, in excess of $100,000, the portion of the option in respect of such excess shares will be treated as a non-statutory option.

  Section 16(b) of the Exchange Act generally requires officers, directors and 10% stockholders of the Company to disgorge profits realized by buying and selling the Company's Common Stock within a six month period. Consequently, the application of Code Section 83 to those participants who are subject to
Section 16, generally the relevant date for recognizing and measuring the amount of ordinary income in connection with an exercise of a non-statutory option (or AMT in the case of an ISO), as well as the relevant date for recognizing and measuring the amount of an employee's ordinary income and the Company's tax deduction in connection with a disqualifying disposition of ISO shares as discussed above, will be the later of: (i) six months following the date of grant, and (ii) the date of exercise of the option.

VOTE REQUIRED

  The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to approve the Option Plan. Approval of the Option Plan by stockholders is required for ISO options granted under the Option Plan to meet the requirements of Code Section 422 and for options granted under the Option Plan to persons potentially liable under Section 16 of the Exchange Act to be exempt from liability to the extent provided under Rule 16b-3. Abstentions will have the same effect as a vote against the approval of the Option Plan and broker non-votes will have no effect on such vote.

BOARD RECOMMENDATION

  The Board of Directors recommends that stockholders vote FOR the approval of the Option Plan.

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

ITEM 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected the firm of Coopers & Lybrand L.L.P., as the Company's independent public accountants for the fiscal year ending December 31, 1997. Although the selection of auditors does not require ratification, the Board has directed that the appointment of Coopers & Lybrand L.L.P. be submitted to stockholders for ratification because management believes this matter is of such significance as to warrant stockholder participation. The Company expects representatives of Coopers & Lybrand L.L.P. to be present at the Annual Meeting in person or by telephone conference to respond to appropriate stockholder questions, and they will be given the opportunity to address the stockholders, if they so desire.

  On February 5, 1997, on the recommendation of its Audit Committee, the Company dismissed Ernst & Young LLP ("Ernst & Young") as the Company's accountant and engaged Coopers & Lybrand L.L.P. as its independent accounting firm. During the two fiscal years ended December 31, 1994 and 1995 and any subsequent interim period (the "Reporting Period"), none of Ernst & Young's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Reporting Period, there were no matters of disagreement with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make a reference thereto in their report.

VOTE REQUIRED

  The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to ratify the selection of the independent public accountants. Abstentions and broker non-votes will have no effect on such vote.

BOARD RECOMMENDATION

  The Board of Directors recommends that stockholders vote FOR ratification of the selection of Coopers & Lybrand L.L.P., as the Company's independent public accountants for the fiscal year ending December 31, 1997.

                           MANAGEMENT OF THE COMPANY

  The directors, executive officers and certain key employees of the Company are as follows:

 NAME                                 AGE POSITION
 ----                                 --- --------
 Gary N. Seigler.....................  35 Chairman of the Board
 William D. Farrell..................  34 President and Chief Operating Officer
                                          and Director
 John P. O'Malley III................  35 Executive Vice-President--Finance and
                                          Chief Financial Officer
 Gary I. Fields......................  44 Senior Vice-President--General
                                          Counsel
 Gregory Mikkelsen...................     President and Chief Operating Officer
                                       50 of StarMed
 Gerald H. Allen.....................     Senior Vice-President--Corporate
                                       50 Operations
 Carl B. Larson......................     Senior Vice-President--Center
                                       43 Operations
 Daniel F. Bafia.....................     Senior Vice-President--Southeast
                                       38 Operations
 Michael J. Drumgoole................     Senior Vice-President--Sales and
                                       50 Marketing
 Robert L. Farrell...................     Senior Vice-President--Business
                                       32 Development
 Stephen M. Davis....................  42 Director and Secretary
 Gary L. Fuhrman.....................  35 Director
 John H. Josephson...................  35 Director
 Neil H. Koffler.....................  30 Director

DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN KEY EMPLOYEES

  GARY N. SIEGLER. Mr. Siegler has served as Chairman of the Board of Directors of the Company since 1990. Mr. Siegler is a co-founder and, since January 1989, has been President of Siegler, Collery & Co., a New York-based investment firm ("Siegler Collery"). Mr. Siegler is an executive officer of the general partner of The SC Fundamental Value Fund, L.P., a fund investing in marketable securities, and an executive officer of SC Fundamental Value BVI, Inc., the investment advisor to an off-shore fund investing in marketable securities. Mr. Siegler serves as the Chairman of the Board of Directors of National R.V. Holdings, Inc. ("National RV"), a manufacturer of motorhomes and other recreational vehicles.

  WILLIAM D. FARRELL. Mr. Farrell has been a director since November 1995 and has been the Company's President since September 1996 and served as Co-President since August 1994 and Chief Operating Officer from April 1994. From May 1986 to April 1994, Mr. Farrell served in various executive capacities with the Company. Mr. Farrell is a certified public accountant.

  JOHN P. O'MALLEY III. Mr. O'Malley was appointed Executive Vice-President-Finance and Chief Financial Officer in April 1997 and Senior Vice-President-- Finance and Chief Financial Officer since September 1996. Prior thereto, Mr. O'Malley was Executive Vice-President--Finance and Chief Financial Officer of NMR of America, Inc. ("NMR") since December 1992 and was initially employed by NMR in May 1992. The Company acquired NMR on August 30, 1996 (the "NMR Acquisition"). From August 1984 to May 1992, Mr. O'Malley was employed by Ernst & Young LLP, a public accounting firm, and its predecessors. Mr. O'Malley is a certified public accountant.

  GARY I. FIELDS. Mr. Fields was appointed Senior Vice-President--General Counsel in April 1997. Prior thereto, Mr. Fields was a member of the Health Law Group at Gordon Altman Butowsky Weitzen Shalov & Wein, a New York law firm, where Mr. Fields assisted healthcare clients with the formation of medical group practices, mergers and acquisitions, the development of joint ventures, the creation of physician and other provider networks and the development of integrated delivery systems.

  GREGORY MIKKELSEN. Mr. Mikkelsen joined Starmed as President and Chief Operating Officer in August 1996. Prior thereto, Mr. Mikkelsen was President and Chief Executive Officer of Medical Recruiters of America, Inc. Mr. Mikkelsen has held senior executive positions with Baxter Health Care and the Norrell Corporation.

  GERALD H. ALLEN. Mr. Allen is Senior Vice-President--Corporate Operations of the Company and since April 1995 has also held the positions of Vice-President--Regional Operations and Senior Vice-President--Development. Mr. Allen was also employed by the Company in several executive capacities from 1984 to 1993. From 1993 through 1995, Mr. Allen was Executive Vice-President and Chief Financial Officer of Prime Capital Corporation, a merchant banking company.

  CARL B. LARSON. Mr. Larson is Senior Vice-President--Center Operations of the Company. Prior to Mr. Larson's employment by the Company, Mr. Larson managed a 13 site privately operated radiology practice in New York. Mr. Larson is a licensed radiological technologist and, in prior positions, spent eight years in hospital based radiological administration and five years as a staff member at the American College of Radiology.

  DANIEL F. BAFIA. Mr. Bafia is Senior Vice-President--Southeast Operations of the Company. Mr. Bafia joined the Company in 1992 and prior thereto had over 10 years experience developing and managing radiation therapy and diagnostic imaging centers for public and private companies and hospitals.

  MICHAEL J. DRUMGOOLE. Mr. Drumgoole is Senior Vice-President--Sales and Marketing of the Company and has held such position since 1993. Mr. Drumgoole has over 25 years in medical sales and has held various sales, sales training and sales management positions within the healthcare industry.

  ROBERT L. FARRELL. Mr. Farrell is Senior Vice President--Business Development of the Company and over the past decade has held a number of executive positions with the Company, including Manager of Corporate Accounting, Controller and Director of National Operations. Mr. Farrell is a brother of William Farrell.

  STEPHEN M. DAVIS. Mr. Davis has been a director and Secretary of the Company since 1992 and is a member of the Company's Audit Committee. For more than the last five years, Mr. Davis has been a partner of the law firm Werbel & Carnelutti, A Professional Corporation. Mr. Davis is a director of National RV.

  GARY L. FUHRMAN. Mr. Fuhrman has been a director of the Company since 1992 and is a member of the Company's Audit Committee. Mr. Fuhrman has been a Director and a Senior Vice President of Arnhold and S. Bleichroeder, Inc. since March 1995 and January 1993, respectively, and a vice president of such firm for more than five years prior thereto. Mr. Fuhrman is a director of National RV.

  JOHN H. JOSEPHSON. Mr. Josephson has been a director of the Company since July 1995. Mr. Josephson is a Vice President and Director of Allen & Company Incorporated, an investment banking firm, and has been with such firm since 1987. Mr. Josephson is also a director of Norwood Promotional Products, Inc.

  NEIL H. KOFFLER. Mr. Koffler has been a director of the Company since November 1995 and is a member of the Company's Audit Committee. Mr. Koffler has been employed by Siegler Collery since 1989. Mr. Koffler is an executive officer of Fundamental Value Fund and Fundamental Value BVI. Mr. Koffler is a director of National RV.

BOARD OF DIRECTORS AND COMMITTEES

  Pursuant to the Company's Bylaws, the Company's Board of Directors consists of six members, each to hold office (subject to the Company's By-Laws) until the next annual meeting or until his respective successor is elected and qualified. In the case of a vacancy, a director will be appointed by a majority of the remaining directors then in office to serve the remainder of the term left vacant. Directors do not receive any fees for attending Board meetings. Directors are entitled to receive reimbursement for travelling costs and other out-of-pocket expenses incurred in attending Board meetings. During the fiscal year ended December 31, 1996 ("fiscal 1996"), the Board of Directors held 10 meetings and took action by written consent on 13 other occasions. All incumbent directors attended at least 75 percent of those meetings and of its committees of which they were members that were held while they were serving on the Board or such committee.

  The Board of Directors has designated a Stock Option Committee, consisting of Stephen M. Davis and Gary L. Fuhrman, which makes all decisions with respect to the grant of stock options and administration of the Company's 1992, 1995 and 1996 Stock Option Plans. The Stock Option Committee held two meetings during fiscal 1996 and took action by written consent on two other occasions. The Stock Option Committee will also administer the 1996 Stock Option Plan B which was adopted by the Board of Directors in May 1996. The Board of Directors has also established an Audit Committee, consisting of Messrs. Koffler, Fuhrman and Davis. The Audit Committee met once during fiscal 1996. The Audit Committee reviews the performance of the independent accountants as auditors for the Company, discusses and reviews the scope and the fees of the prospective annual audit and reviews the results with the auditors. The Company does not have a standing compensation committee or nominating committee.

  Pursuant to the Company's Bylaws, officers of the Company hold office until the first meeting of directors following the next annual meeting of stockholders and until their successors are chosen and qualified. It is anticipated that immediately following the Annual Meeting, the Board of Directors elected at the Annual Meeting will hold the 1997 Annual Meeting of the Board of Directors. At such meeting, it is anticipated that the current officers of the Company will be re-elected to serve in the capacities set forth above until the next Annual Meeting of the Board of Directors or until their respective successors are duly elected and qualified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that during fiscal 1996, all filing requirements applicable to its officers and directors were complied with by such individuals, except for one inadvertent untimely Form 4 filed by Mr. Gary Fuhrman, a director, reporting three separate purchases of Common Stock.

COMPENSATION OF EXECUTIVE OFFICERS

  The following table sets forth all compensation earned by each of the Company's executive officers (the "Named Officers") for the Company's fiscal years as specified below:

                          SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                                                   COMPENSATION
                                                               ---------------------
                                  ANNUAL COMPENSATION                 AWARDS
                          ------------------------------------ ---------------------
                                                                          SECURITIES
                                                               RESTRICTED UNDERLYING
   NAME AND PRINCIPAL                             OTHER ANNUAL   STOCK     OPTIONS         ALL OTHER
        POSITION          YEAR SALARY($) BONUS($) COMPENSATION   AWARDS    SARS(#)     COMPENSATION($)(4)
   ------------------     ---- --------- -------- ------------ ---------- ----------   ------------------
William D. Farrell......  1996 $152,415  $150,000    $6,350(1)    -0-      140,000           $4,093
 President and            1995 $131,643  $ 60,000    $5,700       -0-      135,000           $3,245
 Chief Operating Officer  1994 $109,308  $ 25,000    $5,700       -0-       50,000           $2,440
John P. O'Malley III(2).  1996 $183,333       -0-       -0-       -0-      203,438(5)           -0-
 Executive Vice
 President-
 Finance and Chief
 Financial Officer
Robert J. Adamson(3)....  1996 $152,523  $    -0-    $4,275(1)    -0-       60,000           $2,964
 Former Co-President and  1995 $131,643  $ 60,000    $5,208       -0-      135,000           $3,245
 Chief Financial Officer  1994 $112,768  $ 12,500    $4,800       -0-       35,000           $1,191

--------
(1) Represents an automobile allowance for Mr. Farrell and Mr. Adamson.
(2) Mr. O'Malley was appointed Senior Vice-President--Finance and Chief Financial Officer in September 1996.
(3) Mr. Adamson served as Co-President until September 1996. Mr. Adamson was appointed Co-President in September 1994. Mr. Adamson's fiscal 1994 compensation includes compensation paid to him by StarMed prior to its acquisition by the Company in August 1994.
(4) Matching contributions under Company 401(k) plan.
(5) Represents 40,000 shares underlying employee stock options and 163,438 shares underlying warrants issued to Mr. O'Malley, the former Executive Vice-President--Finance and Chief Financial Officer of NMR, in connection with the NMR Acquisition, an aggregate of 113,438 of which were issued in exchange for his NMR employee stock options. See "Management of the Company--Employment Agreements".

EMPLOYMENT AGREEMENTS

  The Company is a party to an employment agreement with Mr. William D. Farrell which expires on December 31, 1999. Pursuant to such employment agreement, Mr. Farrell acts as President and Chief Operating Officer of the Company, for which he currently receives an annual salary of $225,000 and is prohibited from competing with the Company for a period of fifteen months following the term of the agreement.

  The Company is party to a non-competition and consulting agreement with Mr. John P. O'Malley III which expires on August 30, 1998 entered into in connection with the NMR Acquisition. Such agreement is terminable by Mr. O'Malley, at his discretion, on February 28, 1998. Pursuant to such consulting agreement Mr. O'Malley receives $550,000 annually. Pursuant to such consulting agreement, the Company issued to Mr. O'Malley at the closing of the NMR Acquisition (i) five-year warrants to purchase 50,000 shares of Common Stock at an exercise price of $8.00 per share, and (ii) in exchange for his NMR employee stock options, four separate five-year stock purchase warrants to purchase 10,313; 27,500; 41,250; and 34,375 shares of Common Stock at exercise prices of $4.00, $3.36, $4.18 and $4.73, respectively. Subsequent to the closing of the NMR Acquisition, Mr. O'Malley was appointed Senior Vice-President--Finance and Chief Financial Officer of the Company in September 1996.

STOCK OPTION PLANS

 1992 Stock Option Plan

  In July 1992, the Company adopted and approved the 1992 Stock Option Plan (the "1992 Plan"). The 1992 Plan is designed to serve as an incentive for retaining qualified and competent directors, employees and consultants. The 1992 Plan provides for the award of options to purchase up to 240,000 shares of Common Stock, of which 227,625 were subject to outstanding options as of April 7, 1997. The 1992 Plan is administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee has, subject to the provisions of the 1992 Plan, full authority to select Company individuals eligible to participate in the 1992 Plan, including officers, directors (whether or not employees) and consultants (the "Plan Participants"). The 1992 Plan provides for the awarding of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and non-incentive stock options. Options granted pursuant to the 1992 Plan will have such vesting schedules and expiration dates as the Stock Option Committee shall establish in connection with each Plan Participant, which terms shall be reflected in an option agreement executed in connection with the granting of the option. In fiscal 1996, 100,000 options were granted under the 1992 Plan.

 1995 Stock Option Plan

  In March 1995, the Company's Board of Directors adopted and approved the 1995 Stock Option Plan (the "1995 Plan"). The 1995 Plan is designed to serve as an incentive for retaining qualified and competent directors, employees and consultants. The 1995 Plan provides for the award of options to purchase up to 400,000 shares of Common Stock, of which 331,000 were subject to outstanding options as of April 7, 1997. The 1995 Plan is administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee has, subject to the provisions of the 1995 Plan, full authority to select Company individuals eligible to participate in the 1995 Plan, including officers, directors (whether or not employees) and consultants. The 1995 Plan provides for the awarding of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and non-incentive stock options. Options granted pursuant to the 1995 Plan will have such vesting schedules and expiration dates as the Stock Option Committee shall establish in connection with each plan participant, which terms shall be reflected in an option agreement executed in connection with the granting of the option. In fiscal 1996 141,000 options were granted under the 1995 Plan.

 1996 Stock Option Plan

  In February 1996, the Company's Board of Directors adopted and approved the 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan is designed to serve as an incentive for retaining qualified and competent directors, employees and consultants. The 1996 Plan provides for the award of options to purchase up to 250,000 shares of Common Stock, of which 224,000 were subject to outstanding options as of April 7, 1997. The 1996 Plan is administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee has, subject to the provisions of the 1996 Plan, full authority to select Company individuals eligible to participate in the 1996 Plan, including officers, directors (whether or not employees) and consultants. The 1996 Plan provides for the awarding of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and non-incentive stock options. Options granted pursuant to the 1996 Plan will have such vesting schedules and expiration dates as the Stock Option Committee shall establish in connection with each plan participant, which terms shall be reflected in an option agreement executed in connection with the granting of the option. In fiscal 1996, 249,000 options were granted under the 1996 Plan.

 1996 Stock Option Plan B

  In May 1996, the Company's Board of Directors adopted and approved the 1996 Stock Option Plan B. The Option Plan is designed to serve as an incentive for retaining qualified and competent directors, employees and consultants. See "Approval of the Company's 1996 Stock Option Plan B."

 Options Issued to Former NMR Employees

  Under the terms of the merger agreement relating to the NMR Acquisition, all outstanding NMR employee stock options were deemed to be exercisable for the number of shares of Common Stock the option holder would have received in the NMR Acquisition had the holder exercised the NMR employee options prior to the NMR Acquisition. At December 31, 1996, 78,627 options to purchase Common Stock issued in exchange for such NMR employee options were outstanding, at exercise prices ranging from $3.27 to $6.55 per share.

 Other Grants of Stock Options

  In February 1996, the Board of Directors granted to Messrs. Davis and Fuhrman ten-year options outside of the above described plans to purchase 10,000 shares and 50,000 shares, respectively at exercise prices of $5.50 and $6.00, respectively. In May 1996, the Board of Directors granted to Messrs. Davis and Fuhrman ten-year options outside of the above described plans to purchase 10,000 shares each, at an exercise price of $9.00 per share.

 Options and Warrants Granted in Last Fiscal Year

  The following table sets forth certain information concerning options and warrants granted during fiscal 1996 to the Named Officers.

                                                                     POTENTIAL REALIZABLE VALUE
                                                                     AT ASSUMED ANNUAL RATES OF
                                                                      STOCK PRICE APPRECIATION
                                           INDIVIDUAL GRANTS             FOR OPTION TERM(1)
                                    -------------------------------- --------------------------
                                     PERCENT OF
                                       TOTAL
                                    OPTIONS/SARS
                                     GRANTED TO  EXERCISE
                                    EMPLOYEES IN OR BASE
                         OPTIONS       FISCAL     PRICE   EXPIRATION
NAME                     GRANTED      YEAR(3)     ($/SH)     DATE     0%($)    5%($)    10%($)
----                     -------    ------------ -------- ---------- -------- -------- --------
William D. Farrell...... 25,000         3.0%      $5.50    2/15/01   $      0 $ 37,989 $ 83,945
                         35,000         4.3%      $9.00    5/20/01   $      0 $ 87,029 $193,311
                         80,000         9.6%      $8.50    11/1/01   $      0 $187,871 $415,147
John P. O'Malley III.... 50,000(2)      6.1%      $8.00    8/31/01   $ 12,500 $126,466 $264,335
                         10,313(2)      1.3%      $4.00    8/31/01   $ 43,830 $ 67,337 $ 95,774
                         27,500(2)      3.4%      $3.36    8/31/01   $134,475 $197,156 $272,984
                         41,250(2)      5.0%      $4.18    8/31/01   $167,888 $261,910 $375,652
                         34,375(2)      4.2%      $4.73    8/31/01   $121,000 $199,352 $294,137
                         40,000         4.9%      $8.50    11/1/01   $      0 $ 93,935 $207,573
Robert J. Adamson(4).... 25,000         3.0%      $5.50    2/15/01   $      0 $ 37,989 $ 83,945
                         35,000         4.3%      $9.00    5/20/01   $      0 $ 87,029 $192,311

--------
(1) The 5% and 10% assumed annual rates of appreciation of the grant date market prices are mandated by rules of the Securities and Exchange Commission and do not reflect estimates or projections of future Common Stock prices. There can be no assurance that the amounts reflected in this table will be achieved.
(2) Represents shares underlying warrants issued to Mr. O'Malley, the former Executive Vice-President--Finance and Chief Financial Officer of NMR in connection with the NMR Acquisition, an aggregate of 113,438 of which were issued in exchange for his NMR employee stock options. See "Management of the Company--Employment Agreements".
(3) Calculated as a percentage of the total number of options and warrants issued to the Company's employees during fiscal 1996.
(4) Mr. Adamson served as Co-President until September 1996. One-half of each of the option grants listed in this table became immediately vested and exercisable until September 6, 1997 upon Mr. Adamson's departure and the other one-half of the options expired effective as of such date.

OPTION/WARRANT VALUES

  The following table sets forth, as of December 31, 1996, the number of options and warrants the value of exercised and unexercised options and warrants held by the Named Officers.

                                                     NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED
                                                          OPTIONS AT           IN-THE-MONEY OPTIONS AT
                            SHARES                   DECEMBER 31, 1996 (#)    DECEMBER 31, 1996 ($)(1)
                         ACQUIRED IN     VALUE     -------------------------- -------------------------
NAME                     EXERCISE (#) REALIZED ($) EXERCISABLE  UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ------------ ------------ -----------  ------------- ----------- -------------
William D. Farrell......        --            --      93,331       246,669     $604,985    $1,110,014
John P. O'Malley III....        --            --     163,438(2)     40,000     $991,254    $  115,000
Robert J. Adamson(3)....   123,331      $441,452      17,500            --     $ 41,563    $        0

--------
(1) On December 31, 1996, the last reported sales price for the Common Stock on the Nasdaq Market was $11.38.
(2) Represents shares underlying warrants issued to Mr. O'Malley, the former Executive Vice-President--Finance and Chief Financial Officer of NMR, in connection with the NMR Acquisition, an aggregate of 113,438 of which were issued in exchange for his NMR employee stock options. See "Management of the Company--Employment Agreements".
(3) Mr. Adamson served as Co-President until September 1996. Upon his departure, Mr. Adamson retained the right to exercise all vested options and one-half of all unvested options possessed by Mr. Adamson as of such date. All of Mr. Adamson's remaining unvested options expired effective as of such date.

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

  The Board of Directors has not established any compensation committee. Therefore, the full Board reviews and make decisions regarding salaries, compensation and benefits of executive officers and key employees of the Company.

  Compensation of the Company's executive officers and key employees has historically consisted of two components: base salary and annual bonuses. Base compensation levels have been developed in order to attract and retain executives and key employees based on their level of responsibility within the Company. Generally, the Company has positioned salaries at median compensation levels for comparable positions and responsibilities in the market. Individual salaries may be higher or lower based on the qualifications and experience of the individual as well as Company performance. Base salaries have been subject to periodic review and adjustment and annual salary adjustments have been made based on the factors described above. Annual bonuses closely link executive pay with performance in areas key to the Company's short term operating success. The Company has granted annual bonuses to executives and employees based upon subjective and objective performance criteria relating to both the Company and the individual, including the level of Company revenues and earnings, a person's responsibility level and other performance targets.

  For fiscal 1996, the compensation package of the Company's President, Mr. Farrell, was established pursuant to a written employment agreement which expires December 31, 1999. Mr. Farrell currently receives an annual salary of $225,000. See "Management of the Company--Employment Agreements."

  The Board of Directors instituted the 1992 Stock Option Plan, the 1995 Stock Option Plan, the 1996 Stock Option Plan and the 1996 Stock Option Plan B, all of which plans are administered by Stock Option Committee. See "Management of the Company--Stock Option Plans." The Company has adopted these stock option plans in order to create incentives for retaining qualified and competent employees and maximizing long-term stockholder values. For fiscal 1997, the Board intends to examine and evaluate the performance of the Company's officers and employees, through discussions with senior management and otherwise, and make its decisions with respect to base salary, annual bonuses and any other elements of compensation in light of an overriding Company philosophy linking pay and performance.

                                          BOARD OF DIRECTORS:
                                          Gary N. Siegler
                                          William D. Farrell
                                          John H. Josephson
                                          Gary L. Fuhrman
                                          Stephen M. Davis
                                          Neil H. Koffler

PERFORMANCE GRAPH

  Set forth below is a graph comparing cumulative total stockholder returns (assuming reinvestment of dividends) of the Company; the CRSP Total Return Index for The Nasdaq Stock Market (US), comprising all domestic shares traded in the Nasdaq National Market and the Nasdaq SmallCap Market; and self-determined peer group of nine companies. The graph assumes $100 invested on September 3, 1992 (the first day of trading of the Common Stock occurring in connection with the Company's initial public offering) in the Company and in each of the indices. The performance shown in the graph is not necessarily indicative of future performance.

                             [GRAPH APPEARS HERE]

CRSP Total Returns Index for:     12/13/91  12/31/92  12/31/93  12/30/94  12/29/95  12/31/96
----------------------------      --------  --------  --------  --------  --------  --------
MEDICAL RESOURCES, INC.                      101.6      38.1      64.3     107.1     216.7
Nasdaq Stock Market (US Companies)  101.5    118.1     135.6     132.6     187.5     230.6
Self-Determined Peer Group          127.2     82.8      40.7      22.7      40.3      54.3

Companies in the Self-Determined Peer Group
     ALLIANCE IMAGING INC DEL            AMERICAN SHARED HOSPITAL SVCS
     COMPLETE MANAGEMENT INC             DIAGNOSTIC HEALTH SERVICES INC
     HEALTHCARE IMAGING SERVICES INC     INSIGHT HEALTH SERVICES CORP
     NATIONAL DIAGNOSTICS INC            RAYTEL MEDICAL CORP
     S M T HEALTH SERVICES INC           U S DIAGNOSTIC INC

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

  The Company pays a financial advisory fee to an affiliate (the "Affiliate") of the Company's Chairman of the Board and controlling stockholder. Such fees amounted to $102,084 for fiscal 1996. The Company also paid transaction related advisory fees and expenses to the Affiliate of $362,500 and issued to the Affiliate warrants to purchase 120,000 shares of the Company's Common Stock exercisable at $9.00 per share for services rendered to the Company, including services in connection with the NMR acquisition, the public offering of the Company's Common Stock in October 1996 and other transactions.

  In connection with financial advisory services rendered by the Affiliate in connection with the Company's completion of a $52,000,000 private placement of Senior Notes in February 1997 and the consummation of four acquisitions in 1997, the Company, in March 1997, paid $225,000 and issued warrants to purchase 281,000 shares of the Company's Common Stock to the Affiliate. In addition, the Company has authorized the issuance of warrants to purchase 168,000 shares of the Company's Common Stock to the Affiliate in connection with a pending acquisition in 1997. The exercise prices of each of the warrants issued to the Affiliate were based upon the market price of the Common Stock on the dates of grant of such warrants. The Company believes that the terms and amount of compensation paid to the Affiliate are no less favorable to the Company than the terms and amount of compensation which would have been paid to unaffiliated parties for rendering the same services to the Company.

  Werbel & Carnelutti, a law firm in which Mr. Davis, a Director, is a partner, performed legal services for the Company during fiscal 1996.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

  The following table set forth as of April 7, 1997 the number and percentage of shares of Common Stock held by (i) each of the executive officers and directors of the Company, (ii) all persons who are known by the Company to be the beneficial owners of, or who otherwise exercise voting or dispositive control over, five percent or more of the Company's outstanding Common Stock and (iii) all of the Company's present executive officers and directors as a group:

                                                           COMMON   PERCENTAGE
                    NAME AND ADDRESS                        STOCK       OF
                   OF BENEFICIAL OWNER                    OWNED(1)  OUTSTANDING
                   -------------------                    --------- -----------
Gary N. Siegler (2)(3)................................... 4,254,117    20.0%
 c/o Siegler, Collery & Co.
 712 Fifth Avenue
 New York, NY 10019
Peter M. Collery (2)(4).................................. 3,044,002    15.0%
 c/o Siegler, Collery & Co.
 712 Fifth Avenue
 New York, NY 10019
StarMed Investors, L.P. (2).............................. 1,441,087     7.1%
 c/o Siegler, Collery & Co.
 712 Fifth Avenue
 New York, NY 10019
New England MRI (5)...................................... 1,255,000     6.2%
 3000 Colby Street
 Berkeley, California 94705
William D. Farrell (6)...................................   114,830       *
 c/o Medical Resources, Inc.
 155 State Street
 Hackensack, NJ 07601
John P. O'Malley III (7).................................   181,703       *
 c/o Medical Resources, Inc.
 155 State Street
 Hackensack, NJ 07601
Gary L. Fuhrman (8)......................................   177,591       *
 c/o Arnhold and S. Bleichroeder, Inc.
 45 Broadway
 New York, NY 10006
John H. Josephson (9)....................................    44,375       *
 c/o Allen & Company Incorporated
 711 Fifth Avenue
 New York, NY 10022
Stephen M. Davis (10)....................................    48,387       *
 c/o Werbel & Carnelutti
 711 Fifth Avenue
 New York, NY 10022
Neil H. Koffler (11).....................................    98,580       *
 c/o Siegler Collery & Co.
 712 Fifth Avenue
 New York, NY 10019
All officers and directors as a group (7 in number)
 (2)(3)(6)(7)(8)(9)(10)(11).............................. 4,919,583    22.6%

--------
 *Less than one percent.

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.
(2) Messrs. Siegler and Collery, due to their joint ownership of Siegler Collery and other affiliates which control StarMed Investors, L.P. (which is included in the table), and certain other entities which beneficially own an aggregate of 1,444,216 shares of Common Stock, including 12,500 shares underlying convertible debentures, are each deemed to beneficially own all of the shares of Common Stock owned of record by all such entities.
(3) Includes 608,666 shares underlying outstanding options which are exercisable immediately or within 60 days, 6,250 shares underlying convertible debentures and 401,000 shares issuable upon exercise of certain warrants held by 712 Advisory Services, Inc. of which Mr. Siegler is the sole shareholder.
(4) Includes 51,000 shares underlying outstanding options which are exercisable immediately or within 60 days and 6,250 shares underlying convertible debentures.
(5) Does not include 75,000 shares issuable pursuant to the Company's acquisition of the assets of New England MRI, Inc., 200,000 of which are contingent upon the acquired centers achieving certain earning objectives. The total number of shares owned by New England MRI, Inc. is based on the Company's stock records.
(6) Includes 113,330 shares underlying outstanding options which are exercisable immediately or within 60 days.
(7) Includes 163,438 shares underlying outstanding options which are exercisable immediately or within 60 days and 4,250 shares owned through the Company's 401(k) plan.
(8) Includes 101,000 shares underlying outstanding options which are exercisable immediately or within 60 days and 25,000 shares underlying convertible debentures.
(9) Includes 40,000 shares underlying outstanding options which are exercisable immediately or within 60 days.
(10) Includes 46,000 shares underlying outstanding options which are exercisable immediately or within 60 days.
(11) Includes 95,000 shares underlying outstanding options which are exercisable immediately or within 60 days.

                                 OTHER MATTERS

  The Board of Directors is not currently aware of any other matters to be transacted at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy intend to vote on such matters as they, in their discretion, may determine, subject, in any event, to the requirements of Delaware Law.

  The Company will bear all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers of the Company may also solicit proxies by telephone or personal interview. In addition, the Company expects to request persons who hold shares in their names for others to forward copies of this proxy soliciting material to them and to request authority to execute proxies in the accompanying form, and the Company will reimburse such persons for their out-of-pocket and reasonable clerical expenses in doing this.

                             FINANCIAL STATEMENTS

  The Company's audited financial statements for the fiscal year ended December 31, 1996 and certain other related financial and business information of the Company are contained in the Annual Report to Stockholders mailed with this Proxy Statement.

                            STOCKHOLDERS' PROPOSALS

  Any proposal which an eligible stockholder wishes to include in the proxy statement for the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices at 155 State Street, Hackensack, New Jersey 07601, not later than December 31, 1997.

                                          By Order of the Board of Directors


                                          /s/ Stephen M. Davis

                                          Stephen M. Davis, Secretary


Dated: April 21, 1997

                                                                  EXHIBIT I
                                                                     TO
                                                                 PROXY STATEMENT
                            MEDICAL RESOURCES, INC.

                            1996 STOCK OPTION PLAN B

                            MEDICAL RESOURCES, INC.

                           1996 STOCK OPTION PLAN B

  1. Purpose. The purpose of this Plan is to strengthen Medical Resources, Inc. by providing an incentive to its employees, consultants and directors, encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees, consultants and directors of the Company or any subsidiary an added long-term incentive for high levels of performance and exceptional efforts through the grant of options to purchase shares of the Company's common stock under this Medical Resources, Inc. 1996 Stock Option Plan B.

  2. Definitions. For purposes of the Plan:

  2.1. "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

  2.2. "Board" means the Board of Directors of the Company.

  2.3. "Cause" means with respect to an Eligible Employee, including an Eligible Employee who is a director of the Company, (i) the voluntary termination of employment by such Eligible Employee, (ii) intentional failure to perform, or habitual neglect of, reasonably assigned duties, (iii) dishonesty or willful misconduct in the performance of an Optionee's duties,
(iv) an Optionee's engaging in a transaction in connection with the performance of such Optionee's duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit to the Optionee, (v) willful violation of any law, rule or regulation in connection with the performance of an Optionee's duties, (vi) willful violation of any policy adopted by the Company relating to the performance or behavior of employees or (vii) acts of carelessness or misconduct which have in the reasonable judgment of the Company's Board of Directors, an adverse effect on the Company.

  2.4. "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise.

  2.5. "Code" means the Internal Revenue Code of 1986, as amended.

  2.6. "Committee" means a committee consisting of at least two (2) Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

  2.7. "Company" means Medical Resources, Inc.

  2.8. "Consultant Option" means an Option granted to a consultant pursuant to
Section 7.

  2.9. "Director Option" means an Option granted to a Nonemployee Director pursuant to Section 5.

  2.10. "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of sixty (60) consecutive days.

  2.11. "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

  2.12. "Eligible Employee" means an officer or other employee of the Company or a Subsidiary who is designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

  2.13. "Employee Options" means an Option granted to an Eligible Employee pursuant to Section 6.

  2.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.15. "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code.

  2.16. "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

  2.17. "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

  2.18. "Nonemployee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

  2.19. "Option" means an Employee Option, a Director Option, a Consultant Option or any or all of them.

  2.20. "Optionee" means a person to whom an Option has been granted under the Plan.

  2.21. "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

  2.22. "Plan" means the Medical Resources, Inc. 1996 Stock Option Plan B.

  2.23. "Shares" means the common stock, par value $.01 per share, of the Company.

  2.24. "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

  2.25. "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

  2.26. "Ten-Percent Stockholder" means an Eligible Employee or other eligible Plan participant, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

  3. Administration.

  3.1. The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Disinterested Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, fraud or bad faith. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any action or failure to act in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

  3.2. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to determine those Eligible Employees to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

  3.3. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

    (a) to construe and interpret the Plan and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and all other persons having any interest therein;

    (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

    (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

    (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

  4. Stock Subject to Plan.

  4.1. The maximum number of Shares that may be made the subject of Options granted under the Plan is 1,000,000 Shares (or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section 9) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

  4.2. Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason, the Shares allocable to the canceled or otherwise terminated Option or portion thereof may again be the subject of Options granted hereunder.

  5. Option Grants for Nonemployee Directors.

  5.1. Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Nonemployee Directors who will receive Director Options, the terms and conditions of which shall be set forth in an Agreement.

  5.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Director Option shall be determined by the Committee and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Director Option shall be not less than the Fair Market Value of a Share on the date the Director Option is granted.

  5.3. Duration. Director Options shall be for a term to be designated by the Committee and set forth in the Agreement evidencing the Option.

  5.4. Vesting. Each Director Option shall, commencing not earlier than the date of its grant, become exercisable in such installments (which need not be equal or may be one installment) and at such times as may be designated by the Committee and set forth in the Agreement evidencing the Option. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Director Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

  6. Option Grants for Eligible Employees.

  6.1. Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Employee Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no Eligible Employee shall receive an Incentive Stock Option unless he is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

  6.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Employee Option shall be (i) except as provided in clause (ii) of this Section 6.2, not less than the Fair Market Value of a Share on the date the Employee Option is granted; and (ii) with respect to any Incentive Stock Option granted to a Ten Percent Stockholder, not less than 110% of the Fair Market Value of a Share on the date the Option is granted.

  6.3. Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that no Employee Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

  6.4. Vesting. Each Employee Option shall, commencing not earlier then the date of its grant, become exercisable in such installments (which need not be equal or may be in one installment) and at such times as may be designated by the Committee and set forth in the Agreement evidencing the Option. To the extent not otherwise provided by the Committee, Employee Options shall be exercisable in three (3) equal installments each equal to one-third of the entire Option granted, the first of which shall become exercisable on the first anniversary of the date of the grant of the Employee Option, the second installment of which shall become exercisable on the second anniversary of the date of grant of the Employee Option, and the final installment of which shall become exercisable on the third anniversary of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

  6.5. Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

  7. Option Grants for Consultants.

  7.1. Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those consultants to the Company or a Subsidiary who will receive Consultant Options, the terms and conditions of which shall be set forth in an Agreement.

  7.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Consultant Option shall be determined by the Committee and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Consultant Option shall be not less than the Fair Market Value of a Share on the date the Consultant Option is granted.

  7.3. Duration. Consultant Options granted hereunder shall be for such term as the Committee shall determine, provided that no Consultant Option shall be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Consultant Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

  7.4. Vesting. Each Consultant Option shall, commencing not earlier then the date of its grant, become exercisable in such installments (which need not be equal or may be in one installment) and at such times as may be designated by the Committee and set forth in the Agreement evidencing the Option. To the extent not otherwise provided by the Committee, Consultant Options shall be exercisable in three (3) equal installments each equal to one-third of the entire Option granted, the first of which shall become exercisable on the first anniversary of the date of grant of the Consultant Options, the second installment of which shall become exercisable on the second anniversary of the date of grant, and the final installment of which shall become exercisable on the third anniversary of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Consultant Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

  8. Terms and Conditions Applicable to All Options

  8.1. Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of each Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

  8.2. Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, as determined by the Committee in its discretion, by any one or a combination of the following: (i) cash, or
(ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. At the Optionee's request and subject to the consent of the Committee, Shares to be acquired upon the exercise of a portion of an Employee Option will be applied automatically to pay the purchase price in connection with the exercise of additional portions of the Employee Option then being exercised. The written notice pursuant to this Section 8.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

  8.3. Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

  8.4. Termination of Employment. Unless otherwise provided in the Agreement evidencing the Option, an Option (other than an Option granted to a consultant or a Nonemployee Director) shall terminate upon an Optionee's termination of employment with the Company and its Subsidiaries as follows:

    (a) in the event the Optionee's employment terminates as a result of Disability, the Optionee may at any time within three (3) months after such event exercise the Option or portion thereof that was exercisable on the date of such termination;

    (b) if an Optionee's employment terminates for Cause, the Option shall terminate immediately and no rights thereunder may be exercised;

    (c) if an Optionee's employment terminates without Cause, the Optionee may at any time within one (1) month after such event exercise the Option or portion thereof that was exercisable on the date of such termination; and

    (d) if an Optionee dies while an employee of the Company or any Subsidiary or within six (6) months after termination as a result of Disability as described in clause (a) of this Section 8.4, the Option may be exercised at any time within six (6) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination.

  Notwithstanding the foregoing, in no event may any Option be exercised by anyone after the expiration of the term of the Option.

  8.5. Termination of Nonemployee Director Options and Consultant
Options. Nonemployee Director Options and Consultant Options granted to Nonemployee Directors and consultants to the Company or a Subsidiary shall terminate under such circumstances as are provided in the Agreement evidencing the Option, and if not expressly specified, as of the close of business on the last day of the term of the Option, but in no event may such an Option be exercised by anyone after the expiration of the term of the Option.

  9. Adjustment Upon Changes in Capitalization.

  9.1. Subject to Section 10, in the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number or class of Shares or other stock or securities with respect to which Options may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

  9.2. Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

  9.3. If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

  10.  Effect of Certain Transactions.

  In the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the

Transaction in respect of a Share. In the event that, after a Transaction, there occurs any change of a type described in Section 2.4 hereof with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in Section 9 hereof shall be made by the Committee.

  11. Termination and Amendment of the Program.

  11.1. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate or amend the Plan at any time and from time to time; provided, however, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months after the date of adoption of such amendment.

  11.2. Except as provided in Sections 9 and 10 hereof, rights and obligations under any Option granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Optionee, nor shall any amendment or termination deprive any Optionee of any Shares which he may have acquired through or as a result of the Plan.

  12. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

  13. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

    (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

    (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

    (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

    (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

  14. Regulations and Other Approvals; Governing Law.

  14.1. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York.

  14.2. The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  14.3. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

  14.4. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

  14.5. Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions, or as otherwise determined to be acceptable to the Committee.

  14.6. Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares upon exercise of an Option, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said act or pursuant to a exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

  15. Miscellaneous.

  15.1. Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

  15.2. Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution of cash to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option having an aggregate Fair Market Value, on the date preceding the date of exercise, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either (i) (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted,
(B) the Option is exercised during the ten day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statements of earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period or (ii) (A) the Tax Election is made at least six months prior to the date the Option is exercised and (B) the Tax election is irrevocable with respect to the exercise of all Options which are exercised prior to the expiration of six months following an election to revoke the Tax Election. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions in the preceding sentence or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

  (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

  15.3. Designation of Beneficiary. Each Optionee may designate a person or persons to receive in the event of his or her death, any Option or any amount payable pursuant thereto, to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.

  16. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve
(12) months of such adoption.

                            MEDICAL RESOURCES, INC.
                            -----------------------

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1997

     The undersigned hereby appoints William D. Farrell and Stephen M. Davis proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of Medical Resources, Inc., a Delaware Corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Monday, May 19, 1997 at 10:00 a.m., Eastern Standard Time, at the Sheraton New York Hotel and Towers, 811 7th Avenue, New York, New York, or any adjournments or postponements thereof, with all the powers the undersigned would have if personally present on the following matters:

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTORS IN ITEM 1 AND "FOR" ITEMS 2 AND 3 AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 4.

The undersigned stockholder(s) acknowledges receipt of an accompanying Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated April 21, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Dated: _______________________, 1997
Signature(s):
_____________________________________________________________________________

(Note: Please complete, date and sign exactly as your name appears hereon. When signing as attorney, administrator, executor, guardian, trustee or corporate official, please add your title. If shares are held jointly, each holder should sign.)



                   RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

                                                                 WITHHOLD
1. Election of the following nominees to                         AUTHORITY
serve as Directors.                               FOR           to vote for
                                               all nominees      all nominees
NOMINEES: Gary N. Siegler, Gary L.                [ ]               [ ]
Fuhrman, John H. Josephson, Stephen M.             -                 -
Davis, William D. Farrell and Neil H.
Koffler

INSTRUCTIONS: To withhold authority to
vote for any individual nominee, write
that nominee's name in the space provided below.

__________________________________________        FOR     AGAINST  ABSTAIN
                                                  [ ]       [ ]      [ ]
2. Proposal to approve the Company's 1996          -         -        -
Option Plan B.

3. Proposal to ratify and approve the             FOR     AGAINST  ABSTAIN
selection by the Board of Directors of            [ ]       [ ]      [ ]
Coopers & Lybrand L.L.P., as the Company's         -         -        -
independent public accountants for the
fiscal year to end December 31, 1997.

4. In their discretion, the above-named
proxies are authorized to vote in
accordance with their own judgment upon
such other matters as may properly come
before the Annual Meeting or any
adjournments or postponements thereof.